CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------

                  AMENDMENT NUMBER 4 TO CO-PROMOTION AGREEMENT


         This Amendment Number 4 to Co-Promotion Agreement (the "Amendment") is entered into as of the __ day of February 1999 between Bayer Corporation an Indiana corporation, formerly known as Miles Inc. ("Bayer"), and Schein Pharmaceutical, Inc., a Delaware corporation ("Schein").

                                  Introduction

         A. Bayer and Schein entered into a Co-Promotion Agreement, dated
August 1, 1994 which was amended by Amendment Number 1 to Co-Promotion Agreement dated January 1, 1997, Amendment Number 2 to Co-Promotion Agreement dated January 1, 1997 and Amendment Number 3 to Co-Promotion Agreement dated as of January 28, 1998 (the "Agreement").

         B. Pursuant to the terms of the Agreement, Bayer and Schein agreed to jointly promote and detail the Product (as defined in the Agreement) in the United States and Puerto Rico.

         C. The parties wish to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, it is agreed as follows:

         1. Definitions In This Amendment and Incorporation. Unless otherwise defined, all terms used herein shall have the meaning ascribed to them in the Agreement, and the terms and provisions of the Agreement are incorporated herein by reference as though set forth in full.

         2. Term.

            In accordance with Article VII and Section 4.12 of the Agreement, Bayer and Schein hereby agree that the term of the Agreement shall terminate on June 30, 1999. The period commencing on January 1, 1999 and ending on June 30, 1999 is hereinafter referred to as the "Extended Period".

         3. Payments.

            (a) For the avoidance of doubt, Bayer and Schein acknowledge and agree that the amount payable by Schein to Bayer under Section 3.01(a)(i) of the Agreement for the Extended Period shall be an aggregate of $__*__, which amount shall be payable in two equal installments of $__*__ each, within sixty (60) days after the close of each fiscal quarter during

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* Material omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

the Extended Period in accordance with the terms and conditions of said Section 3.01(a) of the Agreement.

            (b) In accordance with Section 3.01(a)(ii) of the Agreement, Bayer and Schein hereby agree that the Base Line Figure for the Extended Period shall be $__*__.

         4. Reaffirmation of Agreement and Other Documents. Except as modified herein, all of the covenants, terms and conditions of the Agreement remain in full force and effect and are hereby ratified and reaffirmed in all respects. In the event of any conflict, inconsistency or incongruity between the terms and conditions of this Amendment and the covenants, terms and conditions of the Agreement the terms and conditions of this Amendment shall govern and control.

         5. Counterparts. This Amendment may be executed in two or more counterparts, each of which together shall constitute an original but which, when taken together, shall constitute but one instrument and shall become effective when copies hereof, when taken together, bear the signatures of all required parties and persons.

         IN WITNESS WHEREOF, this Amendment is executed as of the day and year first above written.

                                            BAYER CORPORATION

                                            By:    /s/ Gerald Rosenberg
                                               ----------------------------
                                            Name:    Gerald Rosenberg
                                                 --------------------------
                                            Title: SrVP General Manager
                                                  -------------------------


                                            SCHEIN PHARMACEUTICAL, INC.

                                            By: /s/ Adam A. Levitt
                                               ----------------------------
                                            Name: Adam A. Levitt
                                                 --------------------------
                                            Title: VP, Brand Products Group
                                                  -------------------------

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* Material omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


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